November 11, 2025, as amended and restated April 2, 2026 and June 25, 2026.

Prospectus

Oakmark U.S. Concentrated ETF	OAKL

Shares of the Fund are not individually redeemable. Shares of the Fund will be listed on NYSE Arca, Inc. (“Exchange”).

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advised by Harris Associates L.P.

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Oakmark U.S. Concentrated ETF

Investment objective

Oakmark U.S. Concentrated ETF seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.64%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.64%
Less: Fee waivers and/or expense reimbursements[2]	0.05%
Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements	0.59%

1 Based on estimated amounts for the current fiscal year.

2 Harris Associates, L.P. (the “Adviser”) has contractually undertaken to waive its management fee by 0.05% of the Fund’s average daily net assets. The undertaking lasts until January 27, 2027 and may not be terminated during its term without the consent of the Board of Trustees.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years
$60	$195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund

2 | The Oakmark Funds

shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As of the date of this prospectus, the Fund had not yet commenced operations and had no portfolio turnover information to report.

Principal investment strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies. The Fund invests in a concentrated portfolio comprised of equity securities of larger U.S. companies. The Fund does not concentrate in any particular industry. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund will typically have fifteen to twenty-five issuers in its portfolio and as a result, a higher percentage of the Fund’s total assets may at times be invested in a particular sector or industry. The Adviser believes that holding a relatively small number of issuers allows its “best ideas” to have a meaningful impact on the Fund’s performance.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with the Adviser’s estimate of the company’s intrinsic value. By “intrinsic value,” the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company’s intrinsic value presents the best opportunity to achieve the Fund’s investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies’ intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

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Key Tenets of the Oakmark Value Investment Philosophy:

1.

Buy businesses that are trading at a significant discount to the Adviser’s estimate of the company’s intrinsic value. At the time the Adviser buys a company, the Adviser wants the company’s stock to be inexpensive relative to what it believes the entire business is worth.

2.

Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.

Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements’ interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser’s analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser’s estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific “buy” and “sell” targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company’s fundamentals.

The Fund will not change its policy to invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies without providing shareholders at least 60 days’ advance notice.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser’s evaluation of those events, and the success of the Adviser in implementing the Fund’s investment

4 | The Oakmark Funds

strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund’s performance:

Non-Diversification Risk/Focused Portfolio Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified Fund’s shares. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund’s volatility and may lead to greater losses.

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Equity Securities Risk. Equity securities may be subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred

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stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund’s overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Larger Market Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies.

Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

ETF Risk. As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in other ETFs that effect their creations and redemptions primarily on an in-kind basis.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

6 | The Oakmark Funds

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads, which is the difference between the highest price a buyer is willing to pay to purchase shares of a fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market, and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

New Fund Risk. The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

In-Kind Contribution Risk. To the extent the Fund acquires assets at its launch through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code (the “Code”), and if one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets, which could negatively impact the Fund, the investors contributing the assets and other shareholders in the Fund. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.

Performance information

Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, call 800-458-7452 or go to oakmark.com/etfs/oakl for performance information. Past performance (before and after taxes) is not a prediction of future results.

Investment adviser

Harris Associates L.P. is the Fund’s investment adviser.

Portfolio managers

Robert F. Bierig and Alexander E. Fitch, CFA, manage the Fund’s portfolio. Mr. Bierig is Deputy Chairman (effective close of business June 30, 2026),

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Vice President (until June 30, 2026), portfolio manager and analyst of the Adviser. He joined the Adviser in 2012 and has managed the Fund since inception. Mr. Fitch is Co-Chief Investment Officer, U.S. (effective close of business June 30, 2026), Vice President, Director of U.S. Research, and a portfolio manager of the Adviser. He joined the Adviser in 2011 and has managed the Fund since inception.

Effective close of business December 31, 2026, Jeremy Thames, CFA will be a portfolio manager of the Fund. Mr. Thames is an Associate Director of U.S. Research and analyst of the Adviser. He joined the Adviser in 2016. Mr. Bierig and Mr. Fitch will continue as portfolio managers of the Fund.

Purchase and sale of fund shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as Authorized Participants (typically market makers or other broker-dealers who have entered into contractual arrangements with the Fund’s distributor) only in large blocks of Fund shares known as “Creation Units.” Creation Unit transactions are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and a specified amount of cash.

Individual Fund shares may only be purchased and sold in the secondary market, such as a national securities exchange, through a broker or dealer at a market price. These transactions do not involve the Fund. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying and selling shares of the Fund through a broker or dealer. However, because the Fund is new, it does not currently have sufficient trading history to report trading information and related costs. When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at oakmark.com/etfs/oakl.

Tax information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

8 | The Oakmark Funds

How the Fund pursues its
investment objective

Investment objective

Oakmark U.S. Concentrated ETF (“U.S. Concentrated ETF” or the “Fund”) seeks long-term capital appreciation.

Change in investment objective

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of Harris Oakmark ETF Trust (the “Trust”) without shareholder approval. Shareholders will receive at least thirty days’ written notice of any change in the Fund’s investment objective. If the Board approves a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that the Fund will achieve its investment objective.

Related performance information of similar accounts

Information regarding the prior performance of similarly managed accounts of Harris Associates L.P.’s (the “Adviser”) with respect to the Fund can be found in Appendix A.

Principal investment strategies

PHILOSOPHY

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with the Adviser’s estimate of the company’s intrinsic value. By “intrinsic value,” the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what the Adviser believes is a company’s intrinsic value presents the best opportunity to achieve the Fund’s investment objective.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies’ intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include:

•
free cash flows;
•
earnings that are growing and are reasonably predictable; and
•
high level of company management alignment with shareholders

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In making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

Key Tenets of the Oakmark Value Investment Philosophy:

1.

Buy businesses that are trading at a significant discount to the Adviser’s estimate of the company’s intrinsic value. At the time the Adviser buys a company, the Adviser wants the company’s stock to be inexpensive relative to what it believes the entire business is worth.

2.

Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.

Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements’ interests with those of shareholders are key components of this analysis.

PROCESS

In making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. The Adviser does not rely upon recommendations generated from other brokerage or investment firms, generally referred to as the “Street.” As part of this selection process, the Adviser’s analysts typically visit companies and conduct other research on the companies and their industries.

The chief consideration in the selection of stocks for the Fund is the size of the discount of a company’s current stock price compared to the Adviser’s estimate of the company’s intrinsic value. Once the Adviser identifies a stock that it believes is selling at a significant discount compared to the Adviser’s estimate of the company’s intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific “buy” and “sell” targets for each stock held by the Fund. The Adviser monitors each portfolio holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.

When considering the selection of stocks for the Fund, the Adviser frequently evaluates whether corporate governance factors could have a negative or positive impact on the intrinsic value or risk profile of a potential investment. Governance factors considered may include, but are not limited to, an issuer’s governance structure and other factors that are economically material to a given

10 | The Oakmark Funds

issuer. The Adviser also will evaluate social and environmental factors depending on the Adviser’s view of the materiality of those factors relative to people, process and/or profit issues that affect the competitive position of the investment. To assess these factors, the Adviser may consider information derived from its ongoing dialogue with certain companies, proprietary research, and information from third-party sources. The Adviser will make investment decisions for the Fund that are not based solely on environmental, social, and governance considerations. The Adviser does not currently view certain types of investments, including cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting environmental, social, and governance risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks on these particular investments, and therefore, does not do so.

BOTTOM-UP INVESTMENT PROCESS

All portfolio managers at the Adviser strive to abide by a consistent investment philosophy and process. This process involves a collective effort to identify what the managers believe are the best values in the marketplace. The Fund manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up process:

MANAGING RISK

The Adviser tries to manage some of the risks of investing in equity securities by purchasing stocks whose prices it considers low relative to the companies’ intrinsic value. The Adviser also continuously monitors each portfolio company.

EQUITY SECURITIES

The types of equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for the Fund is

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the size of the discount of the market price relative to the Adviser’s estimate of the intrinsic value of the company.

DEBT SECURITIES

The Fund may invest in debt securities of both governmental and corporate issuers. The Fund may invest up to 20% of its total assets (each, valued at the time of investment) in debt securities. The Fund may invest in debt securities that are rated below investment grade (commonly called junk bonds), with no minimum rating requirement for the debt securities in which the Fund may invest.

Descriptions of the ratings used by S&P, Moody’s and Fitch are included in Appendix A to the Statement of Additional Information.

PORTFOLIO STRUCTURE

The Adviser believes that holding a relatively small number of issuers allows its “best ideas” to have a meaningful impact on the Fund performance. Therefore, the Fund will typically hold between 15‑25 issuers. The Fund invests in securities of larger capitalization companies.

The Adviser’s value investment philosophy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes three to five years for the gap between stock price and intrinsic value to narrow. Therefore, successful implementation of this value investment philosophy requires that the Fund and its shareholders have a long-term investment horizon.

Additional investment techniques and risks

In addition to the techniques and investments described in the Fund’s summary section, the Fund may employ the following techniques and investments in pursuing the principal investment strategies described above.

Short-Term Investments. In seeking to achieve its investment objective, the Fund ordinarily invests on a long-term basis, but on occasion also may invest on a short- term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

Temporary Defensive Investment Strategies. In response to adverse market, economic, political, or other unusual conditions, and in the interest of preserving the value of its portfolio, the Fund may utilize a temporary defensive investment strategy, if it determines such a strategy to be warranted, by holding cash (U.S. dollars, foreign currencies, or multinational currency units) and/or investing up to 100% of its assets in high-quality debt obligations, money market instruments or repurchase agreements. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth of capital on other securities that

12 | The Oakmark Funds

may be owned by the Fund. During periods when the Fund has assumed a temporary defensive position, it may miss certain other investment opportunities and it may not achieve its investment objective.

Risk factors

This section provides additional information about the Fund’s principal investment risks described in its Fund Summary section. To the extent that the Fund invests in the following types of securities, it may also be subject to the related risks. All investments, including those in funds, have risks, and no one investment is suitable for all investors. The Fund is intended for long-term investors.

Equity Securities Risk. Equity securities may be subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

ETF Risk. As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in other ETFs. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below, at or above their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid.

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Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread, which increases the cost of purchasing and selling Fund shares, varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Large Capitalization Securities Risk. Investing primarily in issuers in one market capitalization category (large) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies.

Larger Market Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies.

Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact

14 | The Oakmark Funds

the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk. From time to time, the trading market generally or for a particular investment or instrument in which the Fund is invested, including securities of issuers located outside the United States, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility, adverse investor perception, economic uncertainty or changes in interest rates. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time, which can be extensive. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile and an increase in the number of market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear

The Oakmark Funds | 15

to directly relate to such securities, the securities’ issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates. The foregoing risks could impair the Fund’s ability to maintain its operational standards and may result in delays and failures to certain processes, disrupt the operations of the Fund’s service providers, impair the ability to complete redemptions, adversely affect the value and liquidity of your investments in the Fund, and negatively impact the Fund’s performance. A health crisis may exacerbate other pre-existing political, social and economic risks. Governments and central banks may move to limit these negative economic effects with interventions that may be unprecedented in size and scope, but the ultimate impact of these efforts is uncertain. Any such impact could adversely affect the Fund’s performance, resulting in losses to your investment.

New Fund Risk. The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified fund’s shares. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund’s volatility and may lead to greater losses.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse

16 | The Oakmark Funds

impact on the Fund and its shareholders. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Adviser has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Adviser or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund’s overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Code Section 351 Tax Recharacterization Risk. The U.S. Concentrated ETF may receive in-kind contributions of securities to initially seed its investment portfolio in a transaction intended to qualify under Section 351 of the Code. A Code Section 351 transaction is intended to be nontaxable whereby the Fund would take a carryover cost basis and holding period in the contributed securities and the Fund shares received in exchange for such securities would have a holding period and cost basis determined by reference to the contributed securities. In connection with its normal operations, the Fund is likely to deliver certain securities in-kind, including securities received in a Code Section 351 transaction, to satisfy one or more redemption orders without recognizing capital gain or loss under Code Section 852(b)(6). Although the Fund and the contributing shareholders will receive a tax opinion regarding the Code Section 351 transaction, the IRS could seek to apply the step transaction doctrine (or other judicially created doctrines) to combine the Code Section 351 seed contribution with the Fund’s subsequent Code Section 852(b)(6) transactions and recharacterize such seed contributions as taxable sales of the contributed securities at fair market value. If the IRS were to prevail in such a position: (i) a contributing shareholder could be required to recognize gain or loss on the contribution rather than receiving nonrecognition treatment under Code Section 351; (ii) the Fund’s basis and holding period in the contributed securities could be redetermined, which would affect the character and amount of any gain or loss subsequently recognized by the Fund in a taxable disposition of the contributed securities; and (iii) the Fund’s disposition of the contributed securities through the redemption process could fail to qualify for nonrecognition under Code Section 852(b)(6), resulting in Fund-level gain that would be distributed to, and taxable to, the Fund’s

The Oakmark Funds | 17

then-current shareholders, including shareholders who did not participate in the Code Section 351 transaction. Although the Fund intends to operate in a manner that it believes will lessen this tax recharacterization risk, neither the Fund nor the Adviser has obtained a ruling from the IRS, and there can be no assurance that the IRS will not assert such a position or that a court would not sustain it. Shareholders should consult their own tax advisors regarding the U.S. federal, state, local, and non-U.S. tax consequences of contributing securities to, or otherwise investing in, the Fund.

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Portfolio holdings disclosure

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through the Fund’s website. Information on the Fund’s portfolio holdings disclosure policies and procedures is available in the Statement of Additional Information. The complete list of the Fund’s portfolio holdings can be found online at
oakmark.com/etfs/oakl.

18 | The Oakmark Funds

Management of the Fund

The Fund’s investments and business affairs are managed by the Adviser. The services provided by the Adviser as the investment manager and administrator pursuant to the Fund’s management agreement include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. Under the management agreement, the Adviser bears all of its own costs associated with providing services to the Fund. In addition, the Adviser has contractually agreed to pay all operating expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) acquired fund fees and expenses; (iv) dividend and interest expenses relating to short sales; (v) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vi) the compensation payable to the Adviser under the management agreement; (vii) securities lending expenses; (viii) costs of holding shareholder meetings and proxy related expenses; (ix) litigation and indemnification expenses; (x) tax reclaim expenses; and (xi) any extraordinary expenses.

The Adviser also serves as investment adviser or subadviser to individuals, trusts, retirement plans, endowments, foundations and mutual funds and as manager to private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser’s address is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319. Subject to the overall authority and supervision of the Board, the Adviser furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel.

The Fund will pay the Adviser a fee of 0.64% of the Fund’s average daily net assets for serving as investment adviser and for providing administrative services.

The Adviser has contractually undertaken to waive its management fee by 0.05% of the Fund’s average daily net assets until January 27, 2027.

A discussion regarding the basis for the approval of the Fund’s current investment advisory agreement with the Adviser by the Board will be available in the Fund’s initial Form N-CSR.

Neither this prospectus nor the statement of additional information (“SAI”) is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that

The Oakmark Funds | 19

have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Fund. Shareholders are not parties to, or intended to be third-party beneficiaries of, those contractual arrangements.

This prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time.

Other service providers

DISTRIBUTOR

Foreside Fund Services, LLC (“Foreside”) distributes creation units for the Fund on an agency basis, does not maintain a secondary market in shares of the Fund, and has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. Foreside is not affiliated with Harris Associates L.P., or any other service provider for the Fund.

Foreside’s address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Intermediaries may receive from the Adviser, Foreside, and/or their respective affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of Fund shares. These payments are described in more detail in this section and in the SAI.

DISTRIBUTION PLAN

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act that authorizes the Fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. Under the plan, if such services are provided, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor would, in turn, pay the related parties out of its fees. The Board of Trustees currently has determined not to implement any Rule 12b-1 fees and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or Foreside. This prospectus and the related SAI do not constitute an offer by the Fund or by Foreside to sell shares of the Fund to or to buy shares of the Fund from any person to whom it is unlawful to make such offer.

20 | The Oakmark Funds

PAYMENTS TO INTERMEDIARIES

Investors may purchase shares of the Fund on an exchange through intermediaries (including any broker, intermediary, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution that offers shares of the fund to its customers). In addition to distribution and service plans, the Adviser and its affiliates may make payments to intermediaries that do not increase your fund expenses, as described below.

The Adviser and its affiliates may also pay additional compensation to selected intermediaries in recognition of their marketing support and/or program servicing. These payments may create an incentive for an intermediary firm or its representatives to recommend or offer shares of the Fund or any other series advised by the Adviser and overseen by the Board to its customers. These additional payments are made by the Adviser and its affiliates and do not increase the amount paid by you or the Fund as shown under FUND SUMMARY—FEES AND EXPENSES OF THE FUND. The additional payments to intermediaries by the Adviser and its affiliates are generally in the form of asset-based, transaction-based, or flat fees.

Your intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your intermediary about any payments it receives from the Adviser and its affiliates and any services your intermediary provides, as well as about fees and/or commissions it charges.

The Adviser and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to intermediaries to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations.

Portfolio managers

The Fund is managed by Robert F. Bierig and Alexander E. Fitch, CFA. Mr. Bierig joined the Adviser in 2012 as an investment analyst. He holds a B.A. in economics from Duke University (2000). Mr. Fitch joined the Adviser as a research associate in 2011 and was an analyst from 2013 to 2019. He holds a B.A. from DePauw University (2010).

Jeremy Thames, CFA will be a portfolio manager of the Fund effective close of business December 31, 2026. Mr. Thames joined the Adviser as a research assistant in 2016. He holds a B.S. in Human and Organizational Development from Vanderbilt University (2016). Mr. Bierig and Mr. Fitch will continue as portfolio managers of the Fund.

The SAI provides additional information regarding portfolio manager compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund the portfolio manager manages.

The Oakmark Funds | 21

Investing with the Oakmark Fund

Determining net asset value

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the PURCHASE AND SALE OF FUND SHARES section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Creations and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Prospectus and the SAI. Please see the SAI for more information about creations and redemptions of Creation Units. An Authorized Participant is either a “participating party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation) or a Depository Trust Company (“DTC”) participant, in either case, who has executed an agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units.

Once created, shares of the Fund generally trade in the secondary market, in amounts less than a Creation Unit.

Once created by an Authorized Participant, shares are listed on a national securities exchange and trade in the secondary market, through a broker or dealer at market price and most investors will buy and sell Fund shares on such an exchange. These transactions do not involve the Fund. The prices at which individual shares may be purchased and sold on a national securities exchange through brokers are based on market prices and, because shares will trade at market prices rather than at NAV, individual Shares of the Fund may trade at a price greater than or less than NAV. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. Unless imposed by your broker, the Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price of the Fund’s shares). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Fund shares. The spread varies over time for shares of the Fund based on its trading volume and market

22 | The Oakmark Funds

liquidity, and is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Shares of the Fund trade on an exchange at prices that may differ to varying degrees from the daily NAV of the shares. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

The Fund’s primary listing exchange is the NYSE Arca, Inc. (“Exchange”). The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A “Business Day” is each day the Fund is open and includes any day that the Fund is required to be open under Section 22(e) of the 1940 Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Please see the SAI for more information.

For more information on how to buy and sell shares of the Fund, call 800‑458‑7452 or visit oakmark.com/etfs/oakl.

Premium/discount information

The Fund is new and therefore does not have any information regarding how often its shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV. This information will be available, however, at oakmark.com/etfs/oakl after the Fund’s shares have traded on the Exchange.

Frequent creations and redemptions

The Fund does not impose any restrictions on the frequency of creations and redemptions of Creation Units; however, the Fund reserves the right to reject or limit creations at any time as described in the SAI. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent creations and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The Fund reserves the right to reject any creation order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The Oakmark Funds | 23

Investments by registered investment companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, or any other applicable exemptive relief.

Continuous offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s Distributor, breaks them down into individual shares of the Fund, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system.

24 | The Oakmark Funds

The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Oakmark Funds | 25

Distributions and taxes

Distributions

The Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends at least annually. Net realized capital gains, if any, are distributed to shareholders at least annually. Gains from foreign currency transactions, if any, are normally distributed in December.

Tax considerations

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long shareholders have owned their shares. Distributions that the fund properly reports to shareholders as gains from investments that Fund owned for more than one year (“Capital Gain Dividends”) generally are taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the Fund owned for one year or less generally are taxable to shareholders as ordinary income. Distributions that the Fund properly reports to shareholders as “qualified dividend income” are taxable at reduced rates applicable to net capital gain provided that both the shareholder and the Fund meet certain holding period and other requirements.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any Capital Gain Dividends, and net gains recognized on the sale or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If a shareholder sells or otherwise disposes of Fund shares, the shareholder generally will realize a capital gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares and the amount received. Gain or loss, if any, recognized by a shareholder generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less.

26 | The Oakmark Funds

The foregoing discussion is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial, or administrative action, possibly with retroactive effect. Such changes may have a negative impact on the Fund or its investors. Shareholders should consult with their own tax advisor regarding potential consequences of changes in tax laws for investors in the Fund.

Please see the SAI for more detailed tax information. Shareholders should consult their tax adviser for more information on your own situation, including possible U.S. federal, state, local, non-U.S. or other applicable taxes.

Taxes on creations and redemptions of creation units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants who are dealers in securities are subject to different tax treatment on the exchange for or redemption of Creation Units. Authorized Participants exchanging securities should consult their own tax advisor.

When creating or redeeming Creation Units, a confirmation statement will be sent showing the number of Fund shares created or redeemed with the applicable share price.

If the Fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Disclaimers

NYSE ARCA, INC. DISCLAIMER

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or

The Oakmark Funds | 27

implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to meet their investment objective. NYSE Arca is not responsible for, nor has it participated in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

28 | The Oakmark Funds

Financial highlights

As of the date of this Prospectus, the Fund had not yet commenced operations and had no financial highlights to report.

The Oakmark Funds | 29

APPENDIX A – RELATED PERFORMANCE INFORMATION OF SIMILAR ACCOUNTS – OAKMARK U.S. CONCENTRATED ETF

The Oakmark U.S. Concentrated ETF (the “Fund”) has not commenced operations as of the date of this Prospectus and has no prior performance history. The following table sets forth the related performance information for all accounts (each, an “Account”) managed by the Adviser that have substantially similar investment objectives, policies and strategies as the Fund (the “U.S. Concentrated Composite”). The U.S. Concentrated Composite data is provided to illustrate the past performance of the Adviser in managing all substantially similar accounts as measured against market indices and does not represent the performance of the Fund. The accounts in the U.S. Concentrated Composite are separate and distinct from the Fund. The U.S. Concentrated Composite’s performance is not intended as a substitute for the Fund’s performance and should not be considered a prediction of the future performance of the Fund or of the Adviser. An investment in the Fund can lose value.

The U.S. Concentrated Composite includes all institutional or mutual fund, concentrated accounts in excess of $2 million invested in all cap U.S. equity. Any differences between the U.S. Concentrated Composite’s strategy and the Fund’s strategy are immaterial and would not have a material effect on the disclosed performance. These differences also do not alter the conclusion that the Fund and the accounts comprising the U.S. Concentrated Composite are substantially similar. The U.S. Concentrated Composite includes accounts that are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act or by the Internal Revenue Code of 1986. If those accounts had been registered under the 1940 Act, then the performance results may have been different. Although the Fund and the U.S. Concentrated Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the U.S. Concentrated Composite and the future performance of the Fund will differ from the performance of the U.S. Concentrated Composite.

30 | The Oakmark Funds

The tables below have been calculated in accordance with the Global Investment Performance Standards (“GIPS®”). This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Fund’s performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

All returns presented were calculated on a total return basis and include all dividends and interest and realized and unrealized gains and losses. All fees and expenses, except custodial fees, if any, were included in the calculations. Investment transactions are accounted for on a trade date basis, and the U.S. Concentrated Composite performance information is calculated in and expressed in United States Dollars. “Net of fees” Composite returns are calculated using a model investment management fee, which is equal to the actual management fee incurred by an Account in the U.S. Concentrated Composite or the highest tier of a fee schedule for an Account in the U.S. Concentrated Composite, whichever is higher. Because of variation in fee levels, the “net of fees” U.S. Concentrated Composite returns may not be reflective of performance in any one particular Account. The performance information shown below, therefore, is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Fund’s fees and expenses, prior to waivers, generally are expected to be higher than those of the U.S. Concentrated Composite. If the Fund’s fees and expenses, prior to waivers, had been imposed on the U.S. Concentrated Composite, then the performance shown below would have been lower.

An index is unmanaged and it is not possible to invest directly in an index. As such, year-by-year index figures do not account for any sales charges, fees, or fund expenses. THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.

The Oakmark Funds | 31

Performance Information for the Substantially-Similar Strategy –

As of 4/30/2026, there were 20 accounts in the U.S. Concentrated Composite with approximately $9.23 billion in aggregate assets.

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	S&P 500 Index[1]	Russell 1000 Value Index[1]
2025	14.40%	15.53%	17.88%	15.91%
2024	14.11%	15.24%	25.02%	14.37%
2023	41.08%	42.46%	26.29%	11.46%
2022	‑22.24%	‑21.44%	‑18.11%	‑7.54%
2021	30.30%	31.58%	28.71%	25.16%
2020	13.61%	14.75%	18.40%	2.80%
2019	28.63%	29.90%	31.49%	26.54%
2018	‑21.60%	‑20.80%	‑4.38%	‑8.27%
2017	17.14%	18.30%	21.83%	13.66%
2016	16.16%	17.31%	11.96%	17.34%
2015	‑5.64%	‑4.69%	1.38%	‑3.83%

Year to Date Total Return of the U.S. Concentrated Composite (net of fees): ‑2.74%

Year to Date Total Return of the U.S. Concentrated Composite (gross of fees): ‑2.41%

Year to Date Total Return of the S&P 500 Index: 5.70%

Year to Date Total Return of the Russell 1000 Value Index: 10.43%

Average Annual Total Pre-Tax Returns
(for the periods as of 4/30/2026)

	1 Year	3 Year	5 Year	10 Year	Since Inception (Annualized)
Total Pre-Tax Return (Net of Fees)	16.90%	16.90%	8.34%	11.15%	12.78%
Total Pre-Tax Return (Gross of Fees)	18.06%	18.06%	9.42%	12.26%	13.90%
S&P 500 Index[1]	31.05%	21.69%	13.14%	15.26%	11.29%
Russell 1000 Value Index[1]	29.25%	16.75%	10.29%	11.22%	10.58%

1 The S&P 500 Index, the broad-based index, and the Russell 1000 Value Index, an additional index with characteristics relevant to the Fund’s and the U.S. Concentrated Composite’s investment strategy, are included to provide comparative relative performance against the U.S. Concentrated Composite.

32 | The Oakmark Funds

You may obtain more information about the Fund’s investments in the Fund’s semi‑annual and annual reports to shareholders and in Form N-CSR, once available. These reports contain information on the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements, once available.

You may wish to read the Statement of Additional Information for more information about the Fund. The Statement of Additional Information is incorporated by reference into this Prospectus, which means that it is considered to be part of this Prospectus.

You may obtain free copies of the Fund’s semi-annual and annual reports, and other information such as the Fund’s financial statements once available, and the Statement of Additional Information, request other information, and discuss your questions about the Fund by calling our phone number at 800‑458‑7452.

Harris Oakmark ETF Trust

You also may obtain the Fund’s Statement of Additional Information, annual, semi‑annual and quarterly reports to shareholders, and other information such as the Fund’s financial statements, along with other information, free of charge, by calling our phone number at 800‑458‑7452, once available, or by visiting our website at oakmark.com/etfs/oakl.

E-Delivery

To participate in the Fund’s electronic delivery program, visit the Harris Oakmark ETF Trust’s website for more information or your broker for more information.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet website at www.sec.gov. Copies of the Fund’s documents may be obtained, after paying the SEC the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

Harris Oakmark ETF Trust

811‑23998